CAVANAL HILL FUNDS

Supplement dated August 30, 2012
to the Prospectus of the
U.S. Treasury Fund

Cash Management Fund

Tax-Free Money Market Fund

Short-Term Income Fund

Intermediate Bond Fund

Bond Fund

Intermediate Tax-Free Bond Fund

Balanced Fund

U.S. Large Cap Equity Fund

Opportunistic Fund

dated December 31, 2011

Service Shares Deactivation

Service Shares of the Cavanal Hill Cash Management Fund and the Cavanal Hill Tax-Free Money Market Fund are currently not available for sale or exchange.

Distribution/Service (12b-1) Fee Payments to Dealers

In order to keep the yield of the U.S. Treasury Fund, the Cash Management Fund and the Tax-Free Money Market Fund (the “Money Market Funds”) positive, the Cavanal Hill Fund Board of Trustees has determined that each Money Market Fund will only pay Distribution/Service (12b-1) Fees on a daily basis to the extent such Fund is able to do so and maintain a positive yield. As provided in agreements between the Cavanal Hill Funds’ Distributor, BOSC, Inc., and dealers of the Money Market Funds, the Distributor will pay such dealers as authorized, but only to the extent the Distributor receives from the Money Market Funds an amount equivalent to the amount payable to such dealers.

Definition of Business Day

Effective immediately, the following information replaces the information contained in the sections of the Prospectus entitled “Valuation of Shares – Bond and Equity” and “Valuation of Shares – Money Market Funds” (all other information contained in the Prospectus remains unchanged).

Valuation of Shares – Bond and Equity Funds.

• The NAV of each of the Bond and Equity Funds is determined as of the close of regular trading of the NYSE (generally 4 p.m. Eastern time) on each day in which the NYSE is open for regular trading (a “Business Day”). On any Business Day that the NYSE closes early, the Funds will close for trading at the time the NYSE closes. Purchase, redemption and exchange orders must be received by the NYSE close on those days to receive that day’s NAV.

• The assets in each of the Bond and Equity Funds are valued at market value, other than short-term fixed income securities, which are valued at amortized cost. If market quotations are not readily available, the securities will be valued at fair value by the Funds’ Pricing Committee. For further information about valuation of investments, see the Statement of Additional Information.

• The Funds may invest in one or more open-end management investment companies that are registered under the Investment Company Act. The Funds’ net asset value calculation includes the net asset values of the registered open-ended management investment companies in which the Funds invest. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Valuation of Shares – Money Market Funds.

• The NAV of each of the U.S. Treasury Fund and Cash Management Fund is determined as of the close of regular trading of the NYSE (generally 4 p.m. Eastern time) on each day in which the NYSE is open for regular trading (a “Business Day”). On any Business Day that the NYSE closes early, the U.S. Treasury Fund and Cash Management Fund will close for trading at the time the NYSE closes. The NAV for the Tax-Free Money Market Fund generally is determined at 12 noon Eastern time on each Business Day. Purchase, redemption and exchange orders must be received by the NYSE close on those days to receive that day’s NAV.

• The assets in each Money Market Fund are valued based upon the amortized cost method. For further information about valuation of investments, see the Statement of Additional Information.

• The NAV of each of the Money Market Funds is expected to remain at a constant $1.00 per share, although there is no assurance that this will be maintained.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.

CH-SP-0812